UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2014

Strategic Storage Trust II, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 333-190983

MD	46-1722812
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

111 Corporate Drive, Suite 120, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Entry into Partial Assignments of Purchase and Sale Agreement for the 26 Property Portfolio

On August 14, 2014, Strategic Storage Trust II, Inc. (the “Registrant”), through 26 wholly-owned subsidiaries of Strategic Storage Operating Partnership II, L.P., the Registrant’s operating partnership (the “Operating Partnership”), executed 26 partial assignments of the purchase and sale agreement originally executed by a subsidiary of the Registrant’s sponsor on July 9, 2014, with unaffiliated third parties (the “26 Property Purchase Agreement”) for the acquisition of a portfolio of 26 self storage facilities (the “26 Property Portfolio”). The 26 Property Portfolio consists of 14 self storage facilities located in California; four self storage facilities located in Michigan; three self storage facilities located in Colorado; two self storage facilities located in Illinois and one self storage facility located in each of New Jersey, Washington and Maryland.

The purchase price for the 26 Property Portfolio is approximately $128.2 million, plus closing costs and acquisition fees. The Registrant expects the acquisition of the 26 Property Portfolio to close in the third or fourth quarter of 2014 in several tranches and to fund such acquisition with a combination of net proceeds from its public offering, a credit facility or other debt financing and other potential financing sources. This discussion of the potential acquisition of the 26 Property Portfolio is qualified in its entirety by the text of the 26 Property Purchase Agreement, attached hereto as Exhibit 10.1

A summary of the properties in the 26 Property Portfolio is as follows:

Property	Address	Purchase Price	Year Built	Approx. Sq. Ft. (net)	Approx. Units
Whittier - CA	10231 S. Colima Rd, Whittier, CA 90603	$5,870,000	1989	58,600	510
La Verne - CA	2234 Arrow Hwy, La Verne, CA 91750	$4,120,000	1986	49,800	520
Santa Ana - CA	4200 Westminster Ave., Santa Ana, CA 92703	$9,230,000	1978	84,500	840
Upland - CA	1571 W Foothill Blvd, Upland, CA 91786	$6,230,000	1979	56,500	610
La Habra - CA	580 E Lambert Rd, La Habra, CA 90631	$4,560,000	1981	51,400	420
Monterey Park - CA	404 Potrero Grande, Monterey Park, CA 91755	$4,380,000	1987	31,200	390
Huntington Beach - CA	7611 Talbert Avenue, Huntington Beach, CA 92648	$10,830,000	1986	61,000	610
Chico - CA	3860 Benetar Way, Chico, CA 95928	$1,780,000	1984	38,800	360
Lancaster - CA	43745 N. Sierra Hwy, Lancaster, CA 93534	$1,760,000	1980	64,700	700
Riverside - CA	6667 Van Buren Blvd, Riverside, CA 92503	$2,760,000	1985	61,000	570
Fairfield - CA	2998 Rockville Rd, Fairfield, CA 94534	$3,880,000	1984	41,000	440
Lompoc - CA	517 N. 8th Street, Lompoc, CA 93436	$3,990,000	1982	46,500	430
Santa Rosa - CA	3937 Santa Rosa Ave, Santa Rosa, CA 95407	$10,420,000	1979-1981	116,400	1,150
Vallejo - CA	1401 Enterprise St, Vallejo, CA 94589	$5,240,000	1981	54,400	510
Federal Heights - CO	8920 Federal Blvd, Federal Heights, CO 80221	$4,700,000	1983	40,600	450
Aurora - CO	435 Airport Blvd, Aurora, CO 80011	$7,290,000	1984	87,400	890
Littleton - CO	3757 Norwood Dr, Littleton, CO 80125	$4,300,000	1985	45,800	400
Bloomingdale - IL	240 W. Army Trail Road, Bloomingdale, IL 60108	$4,950,000	1987	58,200	570
Crestwood - IL	4747 W Calumet-Sag Road, Crestwood, IL 60445	$2,440,000	1987	49,300	460
Forestville - MD	4100 Forestville Rd, Forestville, MD 20747	$6,650,000	1988	55,200	530
Warren I - MI	27203 Groesbeck Hwy, Warren, MI 48089	$3,390,000	1996	63,100	500

Property	Address	Purchase Price	Year Built	Approx. Sq. Ft. (net)	Approx. Units
Sterling Heights - MI	42557 Van Dyke Avenue, Sterling Heights, MI 48314	$3,810,000	1977	57,900	460
Troy - MI	262 E. Maple Road, Troy, MI 48083	$4,770,000	1988	82,200	730
Warren II - MI	24623 Ryan Road, Warren, MI 48091	$3,590,000	1987	52,100	490
Beverly - NJ	4233 Route 130 South, Beverly, NJ 08010	$2,130,000	1988	51,000	460
Everett - WA	10919 Evergreen Way, Everett, WA 98204	$5,150,000	1986	48,100	490
TOTAL		$128,220,000		1,506,700	14,490

Pursuant to the 26 Property Purchase Agreement, the Registrant would be obligated to purchase the 26 Property Portfolio only after satisfactory completion of agreed upon closing conditions. The Registrant will decide whether to acquire the 26 Property Portfolio generally based upon:

•	the ability of the Registrant to raise sufficient net proceeds from its public offering and obtain debt and other financing;

•	satisfactory completion of due diligence on the properties and the sellers of the properties;

•	satisfaction of the conditions to the acquisition in accordance with the 26 Property Purchase Agreement, including but not limited to, approval of the seller’s investors; and

•	no material adverse changes relating to the properties, the sellers of the properties or certain economic conditions.

There can be no assurance that the Registrant will complete the acquisition of the 26 Property Portfolio. In some circumstances, if the Registrant fails to acquire some or all of the facilities, in addition to the incurred acquisition costs, it may forfeit up to approximately $4.4 million in earnest money on the 26 Property Portfolio.

Other properties may be identified in the future that the Registrant may acquire prior to or instead of the 26 Property Portfolio. Due to the considerable conditions to the consummation of the acquisition of the 26 Property Portfolio, the Registrant cannot make any assurances that the closing of the 26 Property Portfolio is probable.

Entry into Partial Assignments of Purchase and Sale Agreement for the Raleigh/Myrtle Beach Portfolio

On August 14, 2014, the Registrant, through five wholly-owned subsidiaries of the Operating Partnership, executed five partial assignments of the purchase and sale agreement originally executed by a subsidiary of the Registrant’s sponsor on January 21, 2014, with an unaffiliated third party (the “Storkwik Purchase Agreement”) for the acquisition of a portfolio of five self storage facilities, consisting of three self storage facilities located in Raleigh, North Carolina and two self storage facilities located in Myrtle Beach, South Carolina (the “Raleigh/Myrtle Beach Portfolio”).

The purchase price for the Raleigh/Myrtle Beach Portfolio is approximately $22.1 million, plus closing costs and acquisition fees. The Registrant expects the acquisition of the Raleigh/Myrtle Beach Portfolio to close in the third or fourth quarter of 2014 and to fund such acquisition with a combination of net proceeds from its public offering, an assumption of an existing $12.8 million loan encumbering the properties of the Raleigh/Myrtle Beach Portfolio and other potential financing sources. This discussion of the potential acquisition of the Raleigh/Myrtle Beach Portfolio is qualified in its entirety by the text of the Storkwik Purchase Agreement, attached hereto as Exhibit 10.3.

A summary of the properties in Raleigh/Myrtle Beach Portfolio is as follows:

Property	Address	Purchase Price	Year Built	Approx. Sq. Ft. (net)	Approx. Units
Morrisville - NC	150 Airport Blvd, Morrisville, NC	$2,130,000	2003	38,160	310
Cary - NC	120 Centrewest Ct, Cary, NC	$4,570,000	1997	62,600	320
Raleigh - NC	5012 New Bern Ave, Raleigh, NC	$3,920,000	1999	44,930	390
Myrtle Beach I - SC	338 Jesse St, Myrtle Beach, SC	$5,940,000	2004	96,080	730
Myrtle Beach II - SC	4630 Dick Pond Rd, Myrtle Beach, SC	$5,540,000	2006	75,370	600
TOTAL		$22,100,000		317,140	2,350

Pursuant to the Storkwik Purchase Agreement, the Registrant would be obligated to purchase the Raleigh/Myrtle Beach Portfolio only after satisfactory completion of agreed upon closing conditions. The Registrant will decide whether to acquire the Raleigh/Myrtle Beach Portfolio generally based upon:

•	the ability of the Registrant to raise sufficient net proceeds from its public offering and obtain other financing;

•	satisfactory completion of due diligence on the properties and the sellers of the properties;

•	approval by the current lender of the Registrant’s assumption of the existing loan encumbering the properties in the Raleigh/Myrtle Beach Portfolio;

•	satisfaction of the conditions to the acquisition in accordance with the Storkwik Purchase Agreement; and

•	no material adverse changes relating to the properties, the sellers of the properties or certain economic conditions.

There can be no assurance that the Registrant will complete the acquisition of the Raleigh/Myrtle Beach Portfolio. In some circumstances, if the Registrant fails to complete the acquisition, it may forfeit up to $0.2 million in earnest money on the Raleigh/Myrtle Beach Portfolio.

Other properties may be identified in the future that the Registrant may acquire prior to or instead of the Raleigh/Myrtle Beach Portfolio. Due to the considerable conditions to the consummation of the acquisition of the Raleigh/Myrtle Beach Portfolio, the Registrant cannot make any assurances that the closing of the Raleigh/Myrtle Beach Portfolio is probable.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

10.1	26 Property Portfolio Purchase Agreement

10.2	Partial Assignment of one of the properties of the 26 Property Portfolio

10.3	Raleigh/Myrtle Beach Portfolio Purchase Agreement

10.4	Partial Assignment of one of the properties of the Raleigh/Myrtle Beach Portfolio

10.5	Schedule of Omitted Documents

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC STORAGE TRUST II, INC.

Date: August 19, 2014	By:	/s/ Michael S. McClure
Michael S. McClure
Executive Vice President and Chief Financial Officer